SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Patricia Barker	4307 E. North Lane Phoenix, AZ 85028
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Patricia Barker	2-3-2005
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Patrick Barker	4307 E. North Lane Phoenix, AZ 85028
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Patrick Barker	2-3-2005
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Raymond Bills	38 Spur Circle, Scottsdale, AZ 85251
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

Raymond Bills	2/16/05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Raymond Bills	38 Spur Circle, Scottsdale, AZ 85251
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

Raymond Bills	2/16/05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

James A. Bowen	3633 E. Old Adobe Lane, Paradise Valley, AZ 85253
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ James A. Bowen	2/16/05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Cyndie Bromenshenkel	13663 S. 37th Pl., Phoenix, AZ 85044
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Cyndie Bromenshenkel	2/17/05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Anthony M. Burd	4548 E. Beryl, Phoenix, AZ 85028
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Anthony M. Burd	2-17-05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Karen C. Burd	4548 E. Beryl, Phoenix, AZ 85028
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Karen C. Burd	2-17-05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

James Counts	9430 E. Mission Lane #209, Scottsdale, AZ 85228
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ James Counts	2*17*2005
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Jan C. Donnell	6725 N. Rocking Rd., Scottsdale, AZ 85250
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Jan C. Donnell	2-17-05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Thomas P. Donnell	6725 N. Rocking Rd., Scottsdale, AZ 85250
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

Thomas P. Donnell	2-17-05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Jan Taylor Hair	8100 E. Camelback Rd #73, Scottsdale, AZ 85251
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Jan Taylor Hair	2-18-05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Lindsey Hall	6159 E. Indian School Rd. #106, Scottsdale, AZ 85251
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Lindsey Hall	3-10-05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

William D. Martin	8929 N. 47th St., Phoenix, AZ 85028
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ William D. Martin	3/8/05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Andrew J. Meltz	6422 E. Calle De Paisano, Scottsdale, AZ 85251
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Andrew J. Meltz	3/9/05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Samuel H. Moyer	26233 N. Paso Trail, Scottsdale, AZ 85255
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Samuel H. Moyer	2/17/2005
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Kevin Olson	5201 N. 63rd Pl, Paradise Valley, AZ 85253
Name (type or print)	Address

Bonnie Alexander	5201 N. 63rd Pl, Paradise Valley, AZ 85253
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Kevin Olson	3/10/05	/s/ Bonnie Alexander	3/10/05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Lee Ranalli	1257 E. Eli Ct., Gilbert, AZ 85296
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Lee Ranalli	2/17/05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Alan Redmond	4327 E. Glenrosa, Phoenix, AZ 85018
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Alan Redmond	2/18/05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Frank Redmond	4327 E. Glenrosa, Phoenix, AZ 85018
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Frank Redmond	2/18/05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Bruce E. Ruede	5128 N. 34th Place, Phoenix, AZ 85018
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Bruce E. Ruede	2/14/2005
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Nikki J. Ruede	5128 N. 34th Place, Phoenix, AZ 85018
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Nikki J. Ruede	2-17-05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Joyce L. Seiferth	6325 N. Yucca Rd., Paradise Valley, AZ 85253
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Joyce L. Seiferth	2/17/2005
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

William J. Seiferth	6325 N. Yucca Rd., Paradise Valley, AZ 85253
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ William J. Seiferth	2/17/2005
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 53,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $2,650.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Tom Sneva	3301 E. Valley Vista Ln., Paradise Valley, AZ 85253
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Tom Sneva	3/8/05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a)  The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Joseph B. Swan, Jr.	4436 E. Camelback Rd #34, Phoenix, AZ 85018
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Joseph B. Swan, Jr.	2-18-05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President

SUBSCRIPTION AGREEMENT - Merchandise Creations, Inc.

1.  INVESTMENT:

(a) The undersigned subscribes for 20,000 Shares of Common Stock of Merchandise Creations, Inc., at $0.05 per share.

(b)  Total subscription price ($0.05 times number of Shares): = $1,000.00.

PLEASE MAKE CHECK PAYABLE TO: Merchandise Creations, Inc.

2.  INVESTOR INFORMATION:

Gray West	5957 E. Juniper Ave., Scottsdale, AZ 85254
Name (type or print)	Address

3.  TYPE OF OWNERSHIP:    (You must check one box)

1.	[X]	Individual	7.	Custodian for:
2.		Tenants in Common	8.	Uniform Gifts to Minors Act of the State of:
3.		Community Property	9.	Corporation (Please list all officers, directors, partners or managers:
4.		Partnership
5.		Trust
6.		Joint Tenants with Rights of Survivorship	10.	Other (explain):

4.  RECEIPT OF DISCLOSURE DOCUMENT:

By executing this subscription agreement, the undersigned acknowledges receipt of a current prospectus, as supplemented to the date of this subscription agreement, in which the terms and conditions of the offering of common stock and the risks associated therewith are described and understood by the subscriber.

5.  TERMINATION OF THE OFFERING:

The undersigned understands that the Company may terminate the offering at any time and for any reason.  If the offering is so terminated, and the Company, and/or the Escrow Agent, is holding subscriptions that have not been accepted by an authorized representative of the Company, together with the un-accepted subscription agreements, then in that event the subscriptions so held shall be returned with any interest earned thereon.

6.  REPRESENTATION AND WARRANTS:

By executing this subscription agreement, the undersigned represents and warrants to the Company that:

(a) Subscriber is buying the common stock for subscriber's own account or is buying for the account or benefit of a member or members of subscriber's immediate family or in a fiduciary capacity for the account of another person or entity and is not purchasing as an agent for another.  Furthermore, if subscriber is purchasing for the account of another person or entity, subscriber has full authority to execute this subscription agreement in such capacity and on behalf of such person or entity.

(b) Subscriber is not relying upon any information other than such information contained in the prospectus, and exhibits thereto, and the results of subscriber's own independent investigation.

(c)  Subscriber understands that neither the SEC nor any regulatory agency has passed upon the merits of these securities of the accuracy of this prospectus.

(d)  Subscriber is a legal resident or entity residing or formed in the State of Nevada.

(e)  Subscriber is, if a natural person, at least 18 years of age.

(f)  Subscriber has received and read the Prospectus dated:  December 8, 2004.

(g)  Subscriber can bear the entire loss of the investment in the shares offered hereby.

7.  ACCEPTANCE OF SUBSCRIPTION:

The undersigned hereby confirms Subscriber's understanding that the Company has the full right to accept or reject this subscription, providing that the Company must accept or reject the subscription within 30 days after it is received by the Company.  In case of rejection of a subscription, contributions of such persons will promptly be returned to such persons without interest thereon.  Subscriber will not receive notice of acceptance of this agreement.

/s/ Gray West	2/18/05
Subscriber's Signature	Date	Joint Tenant Signature	Date

Please make a copy of your completed Subscription Agreement for yourself after signing

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:	Merchandise Creations, Inc.
4704 Towne Square Drive
Plano, Texas 75024

Accepted for the Company this 11th day of March, 2005.  By: /s/ Robert Turner Title: President